Exhibit 32.2
CERTIFICATION FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the Quarterly Report of Encore Wire Corporation (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frank J. Bilban, Vice-President—Finance, Chief Financial Officer, Treasurer and Secretary of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 3, 2011

/s/ FRANK J. BILBAN
Frank J. Bilban
Vice President – Finance, Chief Financial Officer, Treasurer and Secretary